UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT



Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934.



Date of Report (Date of earliest event reported):                  May  15 ,2000
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                              DENTAL RESOURCES, INC
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             (Exact name of registrant as specified in its charter)



         Minnesota                       0-30608                41-1279182
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(State or other jurisdiction           (Commission            (IRS Employer
    of incorporation)                  File Number)          Identification No.)




 530 RIVER STREET SOUTH  PO 89   DELANO, MN                            55328
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(Address of principal executive offices)                              (Zip code)




Registrant's telephone number including area code  612-972-3801
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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Upon being notified by Froehling, Anderson, Plowman & Wasworth, Ltd. that it declined to stand for re-election as the Registrant's certifying accountants effective May 15, 2000, the Board of Directors of the Registrant approved engaging Olsen Thielen & Co., Ltd as the Registrant's certifying accountant for the year ended May 31, 2000. During the Registrant's two most recent fiscal years and through May 15, 2000, there were no disagreements with Froehling, Anderson, Plowman & Wasmuth, Ltd. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Froehling, Anderson, Plowman & Wasmuth, Ltd., would have caused that firm to make reference to the subject matter of the disagreement in connection with its report. Froehling, Anderson, Plowman & Wasmuth, Ltd.'s report on the Registrant's financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the Registrant's two most recent fiscal years and through May 15, 2000, there were no reportable events (as described in Regulation S-K ITEM 304(a)(1)(v)). The Registrant has provided Froehling, Anderson, Plowman & Wasmuth, Ltd. with a copy of the disclosures contained herein and has requested that Froehling, Anderson, Plowman & Wasmuth, Ltd. furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant herein and, if not, stating the respects in which it does not agree. A copy of the Froehling, Anderson, Plowman & Wasmuth, Ltd. letter dated May 19, 2000 is filed as Exhibit 16 to this Form 8-K.

Effective May  15 ,2000

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits. See "Exhibit Index" on the last page of this report, which is incorporated herein by reference.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2000

DENTAL RESOURCES, INC.

By: /s/ Bryan A. Nichols
        ----------------
        Bryan A. Nichols, Chief Financial Officer

                             DENTAL RESOURCES, INC.

                                  EXHIBIT INDEX
                                       to
                             Form 8-K Current Report
                     (Date of Event Reported: May 15, 2000)


Exhibit No.                Document Description
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16.                        Letter of Froehling, Anderson, Plowman & Wasmuth,
                           Ltd. to the Securities and Exchange Commission